UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2019

TWO RIVERS WATER & FARMING COMPANY

(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 S Parker Rd, Ste 140, Aurora CO 80014

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 222-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement

On April 15, 2019, Easby Land & Cattle Company, LLC, a Colorado limited liability company (“EASBY”), and Two Rivers Water & Farming Company, a Colorado corporation (“Two Rivers”) entered into Amendment 1 of the Share Exchange Agreement dated February 21, 2019 and filed on form 8-k on February 26, 2019. The Share Exchange Amendment 1, amended and restated section 7.03, Termination by Any Vaxa Entity, and extended the dates contained in this section from April 15, 2019 to May 31, 2019 and April 30, 2019 to June 15, 2019, respectively. Amendment 1 to the Share Exchange Agreement is filed as Exhibit 10.2 to this report.

Item 7.01	REGULATION FD DISCLOSURE.

On April 16, 2019, Two Rivers Water & Farming Company (“Two Rivers” OTCQB: TURV) on February 21, 2019 entered into an agreement (“Agreement”) to purchase three hemp-focused businesses. The companies that are planned to be acquired are Vaxa Global, LLC (“Vaxa”); Ekstrak Labs, LLC (“Ekstrak”), and Gramz Holdings, LLC (“Gramz”); together referred to as “Acquired Companies”.

Part of this Agreement required the closing to occur on or before April 15, 2019, unless extended by mutual consent of all parties. All parties have agreed to extend the closing to now occur on or before May 31, 2019. A posting of this amendment will be filed in Form 8-K with the United States Securities and Exchange Commission.

A copy of the press release is attached as Exhibit 99.1.

The information furnished herein, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Item 9.01	Financial Statements and Exhibits

The following Exhibit 10.2 is filed, and the following Exhibit 99.1 is furnished, as part of this report:

Exhibit	Description

10.2	Share Exchange Agreement Amendment

99.1	Press release of Two Rivers Water & Farming Company dated April 16, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Two Rivers Water & Farming Company

Dated: April 16, 2019	By:	/s/ Wayne Harding
Wayne Harding
Chief Executive Officer

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